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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 26, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

             Delaware                    1-7598                94-2359345
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   (State or Other Jurisdiction     (Commission File         (IRS Employer
         of Incorporation)              Number)            Identification No.)

           3100 Hansen Way, Palo Alto, CA                      94304-1030
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      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On October 26, 2005, Varian Medical Systems, Inc. (the "Company") announced that: Varian Medical Systems Reports Growth in Earnings, Revenues, Net Orders, and Backlog for Fiscal Year 2005; Company Raises Guidance for Fiscal 2006. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

        The press release contains the Company's Outlook for fiscal year 2006 which includes certain forward-looking numbers, including the Company's earnings per diluted share outlook for first quarter of fiscal year 2006 and for the full fiscal year 2006, that may constitute non-GAAP financial measures due to the fact that these numbers do not include the impact of expensing stock options under the Financial Accounting Standards Board's Statement 123R ("FAS 123R"). Reconciliation of the non-GAAP forward-looking measures is contained in the Outlook section of the press release. Notwithstanding the fact that these forward-looking numbers exclude the impact of expensing stock options, management believes that these forward-looking numbers are useful to investors because they provide insight into management's current expectations for the performance of the Company's business and for understanding of comparative operating performance over Management also believes such information is useful because it represents the manner in which the Company's business is currently being managed.

        The press release may also contain other non-GAAP financial measures. If any other non-GAAP financial measures are presented, reconciliation to GAAP is also included. Management uses any such non-GAAP financial measures to gain an understanding of its comparative operating performance.

Item 9.01.  Financial Statements and Exhibits.

       (c)    Exhibits.

              99.1 Press Release dated October 26, 2005 regarding Varian Medical Systems Reports Growth in Earnings, Revenues, Net Orders, and Backlog for Fiscal Year 2005; Company Raises Guidance for Fiscal 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Varian Medical Systems, Inc.


                                            By:    /s/ JOHN W. KUO
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary


Dated:  October 26, 2005

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                                  EXHIBIT INDEX

Number   Exhibit
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99.1     Press Release dated October 26, 2005 regarding Varian Medical Systems
         Reports Growth in Earnings, Revenues, Net Orders, and Backlog for Fiscal Year 2005; Company Raises Guidance for Fiscal 2006.

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